UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2020

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2042 Corte Del Nogal, Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

(760) 918-9165

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Our wholly-owned diagnostics subsidiary Qualigen, Inc. entered into a Technology Transfer Agreement dated as of October 7, 2020 with Yi Xin Zhen Duan Jishu (Suzhou) Ltd. (“Yi Xin”), of Suzhou, China, for Yi Xin to develop, manufacture and sell new generations of diagnostic test systems based on Qualigen’s core FastPack® “laboratory in a pouch” technology. In addition, the Technology Transfer Agreement authorized Yi Xin to manufacture and sell Qualigen’s current generations of rapid point-of-care FastPack diagnostic products in China.

Under the Technology Transfer Agreement, Qualigen is to receive net cash payments this calendar quarter and next calendar quarter totaling in the mid- to high- hundreds of thousands of dollars, plus low- to mid-single-digit royalties on all future new-generations and current-generations product sales by Yi Xin.

Qualigen agreed to provide technology transfer and patent/know-how license rights to facilitate Yi Xin’s development and commercialization.

Qualigen gave Yi Xin the exclusive rights for China – which is a market Qualigen has not otherwise entered – both for Yi Xin’s new generations of FastPack-based products and for Yi Xin-manufactured versions of Qualigen’s existing FastPack product lines (1.0, IP and PRO). Yi Xin will also have the right to sell its new generations of FastPack-based diagnostic test systems throughout the world (but not to or toward current customers of Qualigen’s existing generations of FastPack products); any such non-China sales would, until May 1, 2022, need to be through Sekisui Diagnostics, LLC. In addition, after May 1, 2022, Yi Xin will have the right to sell Yi Xin-manufactured versions of Qualigen’s existing FastPack 1.0, IP and PRO product lines worldwide (other than in the United States and other than to or toward current non-US customers of those products). Also, after May 1, 2022, Yi Xin will have the right to buy Qualigen FastPack 1.0, IP and PRO products from Qualigen at distributor prices for resale in and for the United States (but not to or toward current US customers of those products); Qualigen did not license Yi Xin to sell in the United States market any Yi Xin-manufactured versions of those legacy FastPack PRO product lines, even after May 1, 2022. Qualigen confirmed that it would not, after May 1, 2022, seek new FastPack customers outside the United States.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Technology Transfer Agreement dated as of October 7, 2020 between Qualigen, Inc. and Yi Xin Zhen Duan Jishu (Suzhou) Ltd.

*	Portions of this exhibit have been omitted/excluded because the redacted information both is not material and would be competitively harmful if publicly disclosed. In addition, Exhibit 1(a) of the exhibit – a list of non-China patents - has been omitted (redacted) pursuant to Item 601(a)(5) of Regulation S-K. A copy of such Exhibit 1(a) of the exhibit will be furnished to the SEC upon request.

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Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements by the Company that involve risks and uncertainties and reflect the Company’s judgment as of the date of this release. These statements include those related to expected payments to the Company under the Yi Xin agreement and Yi Xin’s future development, manufacturing and sales activities. Actual events or results may differ from the Company’s expectations. For example, there can be no assurance that Yi Xin’s future development, manufacturing and sales activities will proceed as anticipated or that Yi Xin (which is a newly-formed company) will be able to honor its contractual obligations to the Company; that clinical trials will be applied for by or approved to begin by any projected timeline or will proceed as contemplated by any projected timeline; that the Company will successfully develop any drugs or therapeutic devices; that preclinical or clinical development of the Company’s drugs or therapeutic devices will be successful; that future clinical trial data will be favorable or that such trials will confirm any improvements over other products or lack negative impacts; that any drugs or therapeutic devices will receive required regulatory approvals or that they will be commercially successful; that patents will issue on the Company’s owned and in-licensed patent applications; that such patents, if any, and the Company’s current owned and in-licensed patents would prevent competition; that the Company will be able to procure or earn sufficient working capital to complete the development, testing and launch of the Company’s prospective therapeutic products; that the Company will be able to maintain or expand market demand and/or market share for the Company’s diagnostic products generally, particularly in view of COVID-19-related deferral of patients’ physician-office visits and FastPack reimbursement pricing challenges; that adoption and placement of FastPack PRO System instruments (which are the only FastPack instruments on which the Company’s SARS-CoV-2 IgG test kits can be run) will be widespread; that the Company will be able to manufacture the FastPack PRO System instruments and SARS-CoV-2 IgG test kits successfully; that any commercialization of the FastPack PRO System instruments and SARS-CoV-2 IgG test kits will be profitable; or that the FDA will ultimately approve an Emergency Use Authorization for the Company’s SARS-CoV-2 IgG test. The Company’s stock price could be harmed if any of the events or trends contemplated by the forward-looking statements fails to occur or is delayed or if any actual future event otherwise differs from expectations. Additional information concerning these and other risk factors affecting the Company’s business (including events beyond the Company’s control, such as epidemics and resulting changes) can be found in the Company’s prior filings with the Securities and Exchange Commission, available at www.sec.gov. The Company disclaims any intent or obligation to update these forward-looking statements beyond the date of this Current Report on Form 8-K, except as required by law. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: October 9, 2020	By:	/s/ Michael S. Poirier
Michael S. Poirier, President and Chief Executive Officer

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